Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 2 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of Read-Rite Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 14th day of February, 2006.


Dated:  February 14, 2006

                     SC FUNDAMENTAL VALUE FUND, L.P.

                     By:   SC Fundamental LLC, as General Partner

                     By:    /s/ Neil H. Koffler
                           ----------------------------------------------------
                           Neil H. Koffler, Member


                     SC FUNDAMENTAL LLC

                     By:    /s/ Neil H. Koffler
                           -----------------------------------------------------
                           Neil H. Koffler, Member


                     SC FUNDAMENTAL VALUE BVI, LTD.

                     By: SC Fundamental BVI, Inc., as managing general partner of investment manager


                     By:    /s/ Neil H. Koffler
                           -----------------------------------------------------
                           Neil H. Koffler, Vice President


                     SC-BVI PARTNERS

                     By:   SC Fundamental BVI, Inc., as managing general
                           partner

                     By:    /s/ Neil H. Koffler
                           -----------------------------------------------------
                           Neil H. Koffler, Vice President


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                     PMC-BVI, INC.

                     By:    /s/ Neil H. Koffler
                           -----------------------------------------------------
                           Neil H. Koffler, Secretary

                     SC FUNDAMENTAL BVI, INC.

                     By:    /s/ Neil H. Koffler
                           -----------------------------------------------------
                           Neil H. Koffler, Vice President


                      /s/ Neil H. Koffler
                     -----------------------------------------------------------
                     Neil H. Koffler as Attorney-in-Fact for
                     Peter M. Collery (1)

                      /s/ Neil H. Koffler
                     -----------------------------------------------------------
                     Neil H. Koffler

                      /s/ Neil H. Koffler
                     -----------------------------------------------------------
                     Neil H. Koffler as Attorney-in-Fact for John T. Bird (2)


(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.